Confidential Subject to FRE 408 Endeavour International Discussion Materials September 9, 2014 Exhibit 99.1

Table of Contents Confidential Subject to FRE 408 I. Company Overview 2 II. U.K. Assets and Forecast 11 III. U.S. Assets and Forecast 38 IV. Capital Structure Discussion 47 1

I. Company Overview

Confidential
Subject to FRE 408
Endeavour at a Glance
Distinctive Portfolio
Exceptional operating margins from three core U.K. assets
Brent crude oil and European natural gas exposure
Developing U.S. resource plays at very low cost
Strong Production Growth
All three U.K. developments on-line
•
Rochelle – Gas with associated condensate
•
Alba – Brent priced oil
•
Bacchus – Brent priced oil
2013 Adjusted EBITDA increased to $203.3 million – a 57% increase year-over-year
2Q’14 average daily physical production of 12,879 boe/d (1)
Positive Operating Momentum
Developed Rochelle field and transferred operations to Nexen
Identified Rossini field opportunity
Positive results in Colorado
Formed JV with partner to develop Marcellus
________________________________________________
(1) Company filings.
2013 physical production volumes increased to 9,922 boe/d – a 26% increase year-over-year
Consolidated offices and staff - $15-20 million annual cash savings

CAGR: 24%
4,115
3,414
7,873
9,922
9,440
12,879

CAGR: 38%
$71.7
$60.1
$219.1
$337.7
$374.3
$293.0

CAGR: 40%
$37.6
$25.1
$129.9
$203.3
$217.3
$162.0

'12-'14 CAGR: (37%)
$92.0
$165.1
$246.9
$223.7
$192.7
$124.7

Confidential
Subject to FRE 408
Historical Financials Summary
(boe/d)
Revenue
($ in millions)
Adjusted EBITDA
($ in millions)
Capital Expenditures
($ in millions)
________________________________________________
Source: Company filings.
LTM LTM
LTM
LTM
$0
$100
$200
$300
$400
2010 2011 2012 2013 Q1 2014 Q2 2014
$0
$50
$100
$150
$200
$250
$300
2010 2011 2012 2013 Q1 2014 Q2 2014
0
2,000
4,000
6,000
8,000
10,000
12,000
2010 2011 2012 2013 Q1 2014 Q2 2014
$0
$50
$100
$150
$200
$250
$300
2010 2011 2012 2013 Q1 2014 Q2 2014

Average Daily Physical Production

Confidential
Subject to FRE 408
Attractive Operating Margins on Major U.K. Assets
________________________________________________
Source: April 8, 2014 IPAA OGIS Presentation, Q1’14 earnings call.
Note: Alba operating expense does not incorporate future improvements from water handling; prices reflect management view of 12-month forward pricing curve.
Alba
($/boe)
Bacchus
($/boe)
Rochelle
($/mcfe)
Cash Operating Expense
Operating Cash Flow
$28.00
$78.00
73.6%
Brent
$106.00
Cash Operating Expense
Operating Cash Flow
$9.00
$97.00
91.5%
Brent
$106.00
Cash Operating Expense
Operating Cash Flow
$1.50
$9.50
86.4%
NBP and
Brent
$11.00

Confidential
Subject to FRE 408
Growing Production
Production volume up significantly year-over-year
Increasing production in higher valued U.K. commodity markets
2012 Production Volumes
Full Year = 7,873 boe/d Full Year = 9,922 boe/d
U.K. oil and gas together now represent 93% of total production.
2013 Production Volumes
________________________________________________
Source: Internal company numbers.
Q2 2014 Production Volumes
Full Quarter = 12,879 boe/d
U.S. Gas
30%
U.K. Gas
1%
U.K. Oil
69%
U.S. Gas
12%
U.K. Gas
5%
U.K. Oil
83%
U.S. Gas
6%
U.K. Gas
30%
U.K. Oil
63%

Confidential
Subject to FRE 408
________________________________________________
Source: Bloomberg, Capital IQ.
Brent and U.K. NBP prices averaged 15% and 140% premium versus WTI and Henry Hub, respectively, since 2011
Production Sold into Higher-Valued European Markets
Crude Oil
Natural Gas
Endeavour’s U.K. footprint enables it to sell into higher priced commodity markets.
$/boe
$/mcfe
$75
$85
$95
$105
$115
$125
8/30/12 10/30/12 12/30/12 2/28/13 4/30/13 6/30/13 8/31/13 10/31/13 12/31/13 2/28/14 4/30/14 6/30/14
WTI Brent
$2
$5
$8
$11
$14
8/30/12 10/30/12 12/30/12 2/28/13 4/30/13 6/30/13 8/31/13 10/31/13 12/31/13 2/28/14 4/30/14 6/30/14
Henry Hub NBP

Confidential
Subject to FRE 408
Reserve Report Summary
2013 Year-End Reserve Report Summary
________________________________________________
Source: Audited year-end 2013 reserve report, except contingent resources, which is an internal engineer estimate.
Note: PV10 amounts are prior to PRT, Corporate Taxes, Supplementary Corporate Taxes, and other local taxes.
1P 2P 3P
Country
Net
(mboe)
PV10
($ 000s)
Net
(mboe)
PV10
($ 000s)
Net
(mboe)
PV10
($ 000s)
U.K. Total 21,573 $757,654 38,149 $1,515,771 55,759 $2,292,183
U.S. Total 1,965 $15,497 1,965 $15,497 3,588 $17,475
Total 23,538 $773,151 40,114 $1,531,268 59,347 $2,309,658
Contingent
Resources
428mm boe
(unrisked)

Confidential
Subject to FRE 408
Favorable Tax Attributes
________________________________________________
Source: Endeavour 2013 10K pages 56-58.
(1) The calculation of the Petroleum Revenue Tax relates to a six month look-back at production followed by a half-year true up for actual production.
The Company’s current income tax expense relates primarily to its U.K. operations
Endeavour faces multiple tiers of taxation on its U.K. oil and gas production:
•
U.K. corporate tax of 30%
•
Supplementary charge on profits from North Sea production of 32%
•
Petroleum Revenue Tax (“PRT”) related only to the Alba field
(1)
2013 income tax expense relates only to PRT taxation
The following outlines an overview of the Company’s operating loss position.
Endeavour International Net Operating Loss Summary (as of 12/31/13)
($ in millions) NOL Applicable Years of
Balance Rate Expiration
U.K.
Corporate Tax $638.5 30.0% Indefinite
Supplemental Corp. Tax 455.3           32.0% Indefinite
U.S.
Corporate Tax $232.7 35.0% 2023-2033
State Income Tax 83.6              Various Indefinite
Capital Gains Tax 1.8                Various 2015

Confidential
Subject to FRE 408
Endeavour Interest Burden
($ in millions) Status Quo Cash Flow
2014 2015 2016
UK Unlevered FCF $123.8 $125.4 $144.0
UK Interest (32.4) (32.4) (32.4)
UK Levered FCF $91.4 $93.0 $111.6
US Unlevered FCF (20.7) (27.5) (20.8)
US Interest (76.9) (76.9) (76.9)
US Levered FCF ($97.6) ($104.4) ($97.7)
Total Levered FCF ($6.1) ($11.4) $13.8
Status Quo Interest Face Rate Cost
UK Creditors
MPPs 150.00 9.77% $ 14.7
Term Loan 125.0        L + 700 10.3
LC Facility ($90mm) -                 L + 700 7.4
UK Total $ 275.0 $ 32.4
US Creditors
Sec. First Priority Notes $ 404.0 12.00% $ 48.5
Sec. Second Priority Notes 150.0        12.00% 18.0
Convert. Unsec. Notes (5.5%) 135.0        5.50% 7.4
Convert. Unsec. Bonds (6.5%) 17.5           6.50% 1.1
Convert. Unsec. Bonds (7.5% PIK) 82.9           7.50% -
Preferred Equity (Series B & C) 40.9           4.50% 1.8
US Total $ 830.4 $ 76.9
Total $ 1,105.4 $ 109.3

II. U.K. Assets and Forecast

Current Production
Development Projects
Enoch
Alba
Rochelle
Bacchus
Columbus
Bittern
12
13
14
15
16
18
19
20
21
22
23
25
26
27
28
29
30

Confidential
Subject to FRE 408
Overview of Endeavour’s U.K. Assets
Working
Interest Operating Partners
Alba 25.7% Chevron (Operator, 23.37%)
Statoil (17%)
Mitsui (13%)
Centrica (12.65%)
EnQuest (8%)
Rochelle 44.0% Nexen (Operator, 41%)
Premier Oil (15%)
Bacchus 30.0% Apache (Operator, 50%)
First Oil (20%)
Columbus 25.0% Serica (Operator, 50%)
EOG (25%)
Bittern 2.4% Shell (Operator, 39.63%)
Dana Petroleum (32.948%)
ExxonMobil (25%)
Field
________________________________________________
Source: Company presentation (April 8, 2014), partner filings, and press releases.

15/26a
15/27 (E)
15/26c

East WIM
Scott Platform
Telford SSIV
East Production Cluster
Scott PLEM
Central Telford Manifold
South WIM
West Telford
Rochelle SSIV
West WIM
South Scott Production Manifold
Production Pipeline
Central Umbilical
East Rochelle Manifold
Well No 1
Well No 1
West Rochelle Manifold

Confidential
Subject to FRE 408
Rochelle Overview – Blocks 15/26b, 15/26c and 15/27
Endeavour WI: 44%
Operator: Nexen (41% WI)
Partner: Premier Oil (15% WI)
Online: October 2013
The field is a Lower Cretaceous reservoir at 9,900 ft
•
Good quality Britannia Kopervik turbidite sands
•
3-way stratigraphic trap
Flowing gas with associated condensate
•
Both wells have produced at rates of over
70 million cubic feet of gas per day, with an
additional ~3,000 boe/d of liquids
Production from the wells will exceed the allocated
capacity at the Scott Platform
Rochelle Jurassic discovery – Rossini
•
P50 reserves potential of 35–80 mmboe
________________________________________________
Source: Company presentation (April 8, 2014), partner filings, and press releases.
Mostyn
Ravel
Rossini
Rochelle

HALIBUT HORST
GOLDENEYE
ROCHELLE

West Rochelle
East Rochelle

WR dev. well
ER dev. well

Confidential
Subject to FRE 408
Rochelle Field – Reservoir Development
Reservoir Description
•
3 way stratigraphic trap in Kopervik fairway
•
Lower Cretaceous Kopervik turbidite sands of
good quality
– 50% NTG / ~21% porosity / ~100 – 1,000mD
perm
•
Regionally extensive active aquifer
Reservoir Development
•
2 x 500m horizontal development wells
– High production potential with up to 100
MMscf/d per well
– Gravel pack with pre-drilled liner
– 5 ½” completion with permanent downhole
pressure / temperature gauges
•
Potential reserve additions through production
post water breakthrough

East WIM
East Production Cluster
Telford SSIV
Scott Platform
Scott PLEM
Central Telford Manifold
South WIM
West Telford
Rochelle SSIV
Sage / Miller Pipelines
West WIM
Crossings Rockdumped
10" / 14" PIP Production Pipeline
Control Umbilical
South Scott Production Manifold
East Rochelle Manifold
Renee / Rubie Pipelines
Tweedsmuir Pipelines
Well No 1
Well No 1
West Rochelle Manifold

- 2 subsea horizontal gas production wells drilled from separate 2 slot mini-manifolds
- West Rochelle tied to East Rochelle manifold via 7.7km 10" NB carbon steel PIP pipeline
- East Rochelle tied back to the Scott DP platform via 30km 10" NB carbon steel PIP production pipeline
- New flexible riser installed on Scott with new dedicated Rochelle separator
- Export fluids commingled with Scott and Telford produced fluids
- Field produced by natural depletion with aquifer influx expected

15 Confidential Subject to FRE 408 Rochelle Field Development Plan - Overview

300
250
200
150
100
50
0
Rate (mmscf)
E2Z
W1Z
Maximum separator capacity (proved post E2 start-up)
+20% potential
Current maximum gas capacity on Scott 166 mmscfd
Gas lift
Scott Telford
Rochelle
Rochelle capacity over 120mmscfd will require debottlenecking & mods ultimate Rochelle capacity is ~120mmscfd based on separator limitations
Current maximum capacity for Rochelle estimated to be 85mmscfd. May be more subject to Scott / Telford production and number of wells requiring gas lift
Wells
Pipeline
Rochelle Separator
Cooler
Contactor
Export compression (1oo2)
Export meters (3oo3)

Confidential
Subject to FRE 408
Rochelle Capacity – Expectation
Total Scott Platform Gas production capacity ~166 MMscf/d
•
Constrained by 1oo2 compressors at 130barg SAGE operating pressure
•
80 MMscf/d from Scott, Telford and Gas Lift
•
Expected remaining capacity for Rochelle ~85 MMscf/d
– Consistent with Nexen Budget assumptions

Max Scott Compression Capacity ~166MMscfd
-Rochelle Contract ~60MMscfd
-Rochelle Separator Capcity ~120MMscfd
F5 Start-up
Gas Rate (MMscfd)
180
160
140
120
100
80
60
40
20
0
01-Oct-13
01-Nov-13
01-Dec-13
01-Jan-14
01-Feb-14
01-Mar-14
01-Apr-14
01-May-14
01-Jun-14
01-Jul-14
Total Gas Lift
Scott and Telford Produced Gas (MMscfd)
Rochelle Produced Gas (MMscfd)

Confidential
Subject to FRE 408
Rochelle Capacity – Current Status
Total Scott Platform Gas production close to capacity ~166 MMscf/d
•
Originally 100 MMscf/d from Scott, Telford and gas lift
– Due to Telford F5 well start-up on 11     January
•
Rochelle capacity >100 MMscf/d without Telford F5 or when decline th

Confidential
Subject to FRE 408
Rochelle – Debottlenecking
Opportunity to increase Scott compression capacity
•
Rochelle December 2013 TOCM
Current Capacity is ca 165–170 mmscfd
Possible to debottleneck to ca 207 mmscfd
Contract allows for 60 mmscfd with ‘best
endeavours’ to 100 mmscfd
Available ullageis dependent on Scott and Telford
gas rates
Modifications could increase Rochelle capacity to
100 mmscfd
Proposed Modifications:
•
New Glycol Contactor Demister, Distributor,
Structured Packing and Inlet Device
•
Change out of Stripping Column Pall Rings for
Nutter Rings
•
Change out of Fiscal Metering Orifice Plates
•
Upgrade of load sharing control design
Estimated cost £2.5 million
•
Early long lead items
Target 2014 TAR
Gas Plant Debottlenecking

15/26b-10Z
15/26b-W1z
15/26b-10
15/27-E2
15/27-11
15/27-E1z
15/27-E1
15/27-09
Elevation depth [m]
Map
Symbol legend
Unit Area
DECC UK L OFFLIC ED50UTM31N
END UK L OFFLIC ED50UTM31N
Rochelle FDA DECC 31012011
Rochelle Field Development Area
Britannia Pinchout
TopBritannia FltPolygons 2012
OWC
GOC
Subsea installation
Abandoned oil and gas
Gas, plugged and abandoned
Oil, plugged and abandoned
Gas

Confidential
Subject to FRE 408
Rochelle Development Status
Production from E2Z (East Rochelle) and W1Z (West Rochelle)
•
Well productivity close to expectations
•
Monitoring production and pressure response

Bacchus
Forties
22

Proposed Bacchus Subsea Development
Field Location and Layout
Forties
Alpha

Confidential
Subject to FRE 408
Bacchus Field Overview
Equity
50.0%
30.0%
20.0%
Block 22/6a North, 290ft water depth
Discovered 2005, first production April 2012
Jurassic Fulmar reservoir at ~12,100ft SS
•
Overpressured and relatively high temperature
– 9474 psi and 290°F
•
Fulmar shoreface sandstones of variable quality
– ~70% NTG / ~19% porosity / 0.1–80 mD
permeability
STOIIP 75 to 100 MMbbls
•
35° API, 0.68 cP viscosity, GOR 320 scf/stb
•
1.9MMB production to date
Facilities
•
3 well subsea bundle tieback to Forties Alpha
platform
•
Gas lift and produced water re-injection from
Forties
•
Oil export to Forties Pipeline System (FPS), no gas
sales
Future development drilling
Company
Apache (Operator)
Endeavour
First Oil

July 2012
Top Fulmar Depth
Mid Point Depth Conversion
Petrel model
B2
B3Y

B1
B2
B3
Daily Oil (Bbls)
Gross Oil Rate (bbls/d)
25000
20000
15000
10000
5000
0
01-Jan-12
01-Apr-12
01-Jul-12
01-Oct-12
01-Jan-13
01-Apr-13
01-Jul-13
01-Oct-13
01-Jan-14
01-Apr-14
01-Jul-14
01-Oct-14

Confidential
Subject to FRE 408
Bacchus Performance
Field Start-up from B3Y well April 2012
B2 start-up August 2012
•
Maintained ~10,000 bopd through 2012/2013
Drilling break to review and optimise 3rd well
location. Moved to Bacchus West
B1 Start-up August 2013
•
Field production rate increased to 18,000 bopd
Field performance on depletion better than
expectations
1P reserves restricted to depletion case only as
water injection is not “Proved” under SEC rules
Field performance and reserves under evaluation
post B1 drilling results
3D seismic survey completed to evaluate future
development opportunities
•
B3Y turnround to injection
•
Additional water injection well
•
Additional production well

Water saturation
1.0000
0.9500
0.9000
0.8500
0.8000
0.7500
0.7000
0.6500
0.6000
0.5500
0.5000
0.4500
0.4000
0.3500
0.3000
West Block Injector (WWI) (V/H)
Central-West Injector (CWWI) (H)
Far East Producer (FEP) (V/H)

Confidential
Subject to FRE 408
Bacchus – Future Development Options
3D seismic shot over Bacchus, processing just completed
Assessment of field performance and history matching ongoing
•
Plan to turn B3Y to water injection
Evaluation of additional development opportunities
•
Additional West water injection well
•
Far East production well
– Close to original FDP location with pressure support from B3Y when turned to injection

Facilities
•138m Water Depth
•390,000 BLPD production capacity
•400,000 BLPD injection capacity
•Slots - 31 ANP, 12 sub-sea
•Producers: 25 platform, 10 sub-se
•Injectors: 7 wells

Confidential
Subject to FRE 408
Alba Field Overview – Block 16/26a
Endeavour WI: 25.68%
Operator: Chevron (23.37% WI)
Partner: Statoil (17% WI)
Mitsui (13% WI)
Centrica (12.65% WI)
Enquest (8% WI)
Discovered / 1st Production 1984/1994
Late Eocene reservoir at ~6,200 ft depth
450 ft water depth
35 Platform and subsea wells
Oil exported by tanker
Annual infield drilling campaign of 2–4 wells
•
First well completed in March and the second
well is expected to be on line in the summer
________________________________________________
Source: Company presentation (April 8, 2014), partner filings, and press releases.
Britannia
Alba

ADZ
ADW
ADG (X01)
B04/06
AJH
C04
S11
BP15 Reference Plan Target

N08
H03
X08
H02
N01/02
A39RD
A43RD
AGG
AGL
S07
DMC
Non-Reference Plan Target

Confidential
Subject to FRE 408
Large portfolio of current targets
•
Reference and non-reference Targets identified
New 4D seismic survey to help rank existing targets and identify additional locations
Low economic threshold
Short payback
Alba – Infill Drilling
Reference Targets Non-Reference Targets

A69
A68
S11

N
S
AJH tests strong s/99 values beyond Min Sand Boundary
Sand entry planned at 88° at same elevation at A41
Pilot tests full length of 'A41 structure'
AJH 12¼" pilot
AIP030 Top Reservoir
Min Sand Boundary
OOWC -6465ft
AIP030 Base Reservoir
Shear Impedance data (s/99)

Confidential
Subject to FRE 408
A69 (current well) Pre-drill Data
Objectives:
Unswept oil adjacent to A41 wells on east side of Main Alba
Channel
Cum. oil from A41 / A41T 0.4MMbbls 2001/2003 – screen
failures in both
Maximise stand-off to water
Obtain oil sample to refine viscosity (up to 10% impact
on EUR)
Target(s):
Tests sand presence beyond Min Sand Boundary
Upper flank of local structural high
Key Uncertainties:
POWC elevation relative to wellbore – 2008 4D contact and
modelled rise
Net sand length – shale presence
Edge volumes
Cum oil:
•
P90–1.5, P50–2.4, P10–3.4 MMbbls
Designed to test upside potential beyond the Min Sand
Boundary
Planned to maximise stand-off across target area
•
Entry point planned at A41 elevation
•
Shallow hunting angle (88°) enables upside to be tested
Pilot tests the full length of A41 structure and is anticipated to exit into shale

N
'A41 Structure'
'A50 Structure'
S
AIPS99 Top Reservoir
990ft Alba Sand
Alba Sand entry (16,832ft)
Intra-shale package (17,130ft-17202ft)
Saddle higher than mapped at toe
Alba Sand exit (17,867ft)
A41
A41 well exit into shale
OOWC -6465ft
AIPS99 Base Reservoir
500ft

Confidential
Subject to FRE 408
A69 Results
Uncertainty Low Case Base Case High Case Actual
Standoff 25 ft 60 ft 75 ft 70–100 ft stand-off
In Place Volume North of AJH Oil in place reduced by 3 mmbls Oil in place reduced by 1.8 mmbbls Oil in place as modelled
Well Elevation  – Standoff -6370 (15 ft deep to avoid shales) -6355 ft (Avg Elevation A41T) -6340 ft (Avg Elevation A41) 6350 ft ss
Net Sand Length 400 ft (similar to A41x) 600 ft (similar to A41T) 800 ft (Upside sand at heel) 963 ft
A69 well results
No sand in edge target
Average elevation 5 ft TVD high to P50
prognosis
1035 ft gross / 963 ft net pay, 93% N:G
Stand-off above Eclipse modelled POWC
– min 70ft (heel), max 100ft (toe)
No fluid sample obtained
Formation Tops
Prognosed Actual Difference
Horizons MDBRT (ft) TVDSS (ft) MDBRT (ft) TVDSS (ft) MDBRT (ft) TVDSS (ft)
Alba Top Reservoir (si99 surface) 16’699 -6’334
Alba Top Reservoir (si99 impedance) 16’774 -6’337 16832 6340 +58ft +3ft
Poss. Exit (1) Alba Top Reservoir 17’235 -6’344 17162 6345 -73ft +1ft
Poss. Re-entry (1) Alba Top Reservoir 17’489 -6’347 17207 6346 -282ft -1ft
Poss. Exit (3) Alba Top Reservoir 17’606 -6’349 – – – –
Exit Alba Top Reservoir 17’670 -6’349 17863 6356 +193ft +7ft

Confidential
Subject to FRE 408
Alba – Further Opportunities
Categories Opportunity
Estimated Incremental Recovery
(Provisional) (mmbbls)
Drilling Infill
Wells
New wells reference plan BP 15
New wells non-reference plan BP 15
New wells beyond non-reference plan 4–10
Reservoir
Performance
Injector realignment 5.0–12.5
cEOR 20–50
Topside
Improvements
Field life extension of base well stock 5–15
High water cut well management 5–15
Opportunity Catalogue for Vision 500

Columbus
Gas/Condensate Fields
Oil Fields
Endeavour Licences
Current Offshore Licences

BLP
LOMOND
GAS PIPELINE AND UMBILICAL
COLUMBUS
COLUMBUS FIELD
COLUMBUS

Confidential
Subject to FRE 408
Columbus Field Overview
Company
(1)
Equity
Serica (Operator) 50%
Endeavour 25%
EOG 25%
Blocks 23/16f & 23/21, 275ft water depth
Discovered 2006, first production 2014
Palaeocene reservoir at ~9,800ft SS
•
Stratigraphic trap in submarine fan
– 50% NTG / ~19% porosity / ~1 to 50mD
permeability
GIIP ~170 Bcf
•
Gas condensate with CGR ~40 bbl/MMscf
Proposed Facilities
•
Subsea development
– 2 horizontal production wells, depletion
•
Evaluating development / offtake solutions
Field Development Plan draft pending agreement on
host solution
DECC agreed 2 year Licence extension to December
2015
________________________________________________
(1) Block 23/16f only, extension into block 23/21.

29 Confidential Subject to FRE 408 Columbus Development Option – Lomond Indicative offer received from BG Lomond

Arran Development Option 1B
Subsea Tie-Back to Shearwater Platform with Columbus
dana
PETROLEUM
Key
EHC Umbilical
Gas Export Pipeline
Oil Export Pipeline
Production
Existing Oil/Production
Existing Gas
Existing Control
Existing Water Injection
Crossing & Rockdump
Trenched & Backfilled
ARRAN NORTH
AS1
AN1
COLUMBUS DRILL CENTRE
Well 2
Well 1
Existing Lomond - Everest
See Detail 1
EHC Control Umbilical
Trenched & Natural Backfill
Crossing & Rockdump
Existing Etap - Macher
See Detail 2
12" Inner P.I.P Production Pipeline
Trenched and Backfilled
Between Columbus and Shearwater
ARRAN SOUTH
AS2C
SHEARWATER A
SHEARWATER C
SSIV
8" NB Oil Export
20" Gas Export
MSBL
F.O Cable
Existing Lomond - Everest
Pipelines & F.O Cables
Trenching Detail 1
Umbilical
12" Water Injection
16" Prodn
6" Gas Lift
Existing Etap - Macher
Pipelines
Trenching Detail 2
xodus
GROUP

30 Confidential Subject to FRE 408 Columbus Development Option – Arran Tieback to Shearwater Pre-FEED study to evaluate joint Arran / Columbus Development Option

Confidential
Subject to FRE 408
Bittern Field – Overview
Equity
39.63%
32.95%
25.00%
2.42%
Block 29/1b, 305ft water depth
Discovered 1996, first production 2000
Eocene reservoir at ~6,750ft
•
Good quality Rogaland and Forties channel sands
– 85% NTG / ~33% porosity / ~1,000mD perm
•
Oil-in-place ~256 MMbbls with 77 Bcf Gas cap
•
39° API, 0.34 cP viscosity, GOR 1250 scf/stb
Facilities
•
Triton FPSO
– Oil offload to tanker, gas export to Fulmar
pipeline to St. Fergus
•
2 subsea drill centers
– 5 subsea producers / 2 water injectors
– Dual production flowlines + test line
– Water injection and gas lift lines
Further 4D seismic planned for potential infill well /
recompletion opportunities
________________________________________________
(1) Plus 1.62% equity in Triton FPSO.
Company
Shell (Operator)
Dana Petroleum
ExxonMobil
Endeavour
(1)

- **UK Block 16/13a, 400ft water depth**
  - Extends into Norwegian block 15/5
- **Discovered 1985, first production 2007**
- **Early Eocene reservoir at ~6,800ft**
  - Good quality Flugga distal turbidite sands
    - 92% NTG / ~27% porosity / ~100 - 1000mD permeability
  - Oil-in-place ~42 MMbbls
  - 37° API, 0.5cP viscosity, GOR 840 scf/stb
- **Facilities**
  - Single horizontal well
    - Reservoir on depletion with aquifer / Gas lift
  - 15km subsea tieback to Brae Alpha platform
    - Provision of control and gas lift
  - Oil export to Forties Pipeline System (FPS)
  - Gas sold offshore to Brae
- **Expect return to production later in 2014**

Company	Equity (%)
Talisman (Operator)	25.2
Dana	20.8
First Oil Expro	14.0
RocOil	12.0
Statoil	11.8
Endeavour	**8.0**
Noreco	4.4
Dong	2.0
Noil	1.9

* Cross UK / Norway border 80 / 20 split

Enoch
16

TALISMAN
ENERGY

32 Confidential Subject to FRE 408 Enoch Field - Overview

Confidential
Subject to FRE 408
High Quality Exploration in Core Central North Sea Area
Net Unrisked Contingent Prospective Resources:
428 mmboe
28 Licenses (12 Endeavour operated)
Own 105 kilometers of 3D seismic in this core area
History of successful bidding in the Licensing Rounds
with a focus on high quality acreage close to
infrastructure
•
28th Licensing Round in April 2014
Select Prospects:
Upper Jurassic (Galley Sst) – Rossini
•
Oil prospect
Upper Jurassic (Galley Sst) – Mabry
•
Oil prospect
Ravel & Mostyn prospects
•
Low risk R-Block area oil prospects
Buffalo prospect
•
Rochelle analogue
Prospects, Discoveries and Licenses
________________________________________________
Source: Company presentation (April 8, 2014), partner filings, and press releases.
Oil Field
Gas / Condensate Field
END acreage
Other held acreage
Prospects / Discoveries
Development / Producing
Rogers (WI 100%)
Ravel (WI 55.6%)
Buffalo (WI 20–40%)
Rochelle Jurassic (WI 44–100%)
Bittern
Rochelle
Buffalo
Mostyn
Mabry
Enoch
Columbus
Bacchus
Alba
Ravel
Rossini
Exploration Portfolio in Core Central North Sea Area

Oil
Gas
Rossini Prospect
Prospects
Leads
Rossini
15/26a
END 100%
Scott
Telford
Ivanhoe
Rob Roy
Goldeneye
Britannia
Rubie
Renee
15/27-E1z
Rochelle
Hannay
Tweedsmuir
Callanish
Ettrick
Buchan
Brodgar

ROSSINI
Renee Ridge
N
15/26a
15/26c
15/27-3
15/27 (E)
West Rochelle
15/27-E1z
Buchan Graben
East Rochelle

Confidential
Subject to FRE 408
R–Block Exploration Opportunities – Rossini
Blocks: 15/26a, 15/26c, 15/27
Reservoir: Upper Jurassic Gallery Sandstone
Expected Fluid Type: Oil Prone
Working Interest 50% – 100%
Rossini was discovered by Endeavour in 2012
•
A large majority of the prospect sits in
block 15/26a, where Endeavour has a 100%
working interest and is the operator
•
P50 reserves potential of 35–80 mmboe
Field lies close to existing infrastructure, but may be
large enough for stand-alone development
Plan to drill in the first half of 2015
460 ft water depth and normally pressured
Significant upside and prospectively in adjacent
Endeavour operated acreage
________________________________________________
Source: Company presentation (April 8, 2014).

Confidential
Subject to FRE 408
Block 14/28a Resources
Mabry Prospect (1)
•
Upper Jurassic (Galley Sst) reservoir
Morton Prospect
•
Palaeocene (Andrew Sst) reservoir
Traditional License (4 years)
Work Program Summary
•
Drill or Drop (decision end year 2)
– ~1700m TVDSS depth or 50m into Middle Jurassic
•
Mabry Prospect Focus
– Reprocess 3D seismic data (250 km²)
– Obtain 2D seismic data (400 km)
– Reprocess 2D Seismic and integrate with 3D seismic
– Seismic inversion
– Basin modelling and migration studies
– Geological studies (including Biostrat and FIT)
•
Morton Prospect Focus
– Rock physics modelling
– Seismic inversion
Mabry Morton
P5O Reserves 92.4 10.4
Gross Prospective Resources
(boe in millions)
________________________________________________
(1)
Premier Oil – 50% / Endeavour – 50%.

Confidential
Subject to FRE 408
U.K. Financial Forecast
________________________________________________
Note: Assumes that NOL balances offset CT / SCT taxes.
($ in millions, except volumes) Historical Forecast
2012 2013 2014 2015 2016
U.K. Oil/NGL Revenue $206.5 $315.0 $267.3 $257.2 $251.9
U.K. Gas Revenue 0.7 14.3 52.5 119.8 119.8
Total U.K. Revenue $207.2 $329.3 $319.7 $377.0 $371.7
Operating Expense (51.7) (98.1) (86.5) (83.8) (84.3)
Gross Profit $155.5 $231.2 $233.3 $293.2 $287.4
Gross G&A ($33.5) ($31.9) ($22.3) ($21.4) ($21.4)
Allocation to OpEx / Capitalized G&A 19.4 18.7 10.0             9.8                 9.8
Net G&A ($14.1) ($13.2) ($12.3) ($11.6) ($11.6)
U.K. EBITDA $141.4 $218.0 $221.0 $281.6 $275.8
PRT ($0.4) ($57.1) $11.5 ($28.1) ($48.7)
Corporate Taxes / SCT – – – – –
U.K. Capex (174.4) (158.8) (112.6) (128.1) (83.1)
Working Capital – – 4.0 – –
U.K. Unlevered Free Cash Flow ($33.4) $2.1 $123.8 $125.4 $144.0
Total U.K. Production (BOE/D) 5,489 8,810 9,664          12,734          12,551
Production (Barrels)
Oil/NGL Production (BOE) 1,993,852    3,016,700    2,683,872    2,720,034      2,666,994
Gas Production (MMCF) 91,490         1,194,000    5,079,818    11,585,134    11,580,644
Total U.K. Production (BOE) 2,009,100    3,215,700    3,530,508    4,650,889     4,597,101
Price
Oil/NGL ($/BBL) $103.57 $104.42 $99.59 $94.56 $94.44
Gas ($/MMCF) $7.65 $11.98 $10.33 $10.34 $10.34
Memo:
Alba:
Water injection pipeline
resolution and new wells support
growth
Bacchus:
Well depletion results in
lowered production but natural
declines partly offset by water
injection well s
Rochelle:
2015 production
forecasted to increase as Telford
production declines
Improvement in 2015 operating
margins due to increased volume
and resolution of Alba water
handling
G&A reduction following successful
consolidation of U.K. offices and
reduction of headcount
Production
Margins

Confidential
Subject to FRE 408
U.K. Capital Expenditure Detail
($ in millions) 2014 2015 2016
Non-Discretionary
Alba ($32.1) ($28.4) ($30.0)
Bacchus (3.5) (18.3) (3.5)
Rochelle (8.4) (4.8) (3.0)
U.K. Decomissioning (59.8) (56.4) (37.9)
U.K. Exploration / Other (3.5) (5.0) (3.8)
Total Non-Discretionary ($107.2) ($112.8) ($78.2)
Discretionary
Alba $ – $ – $ –
Bacchus – – –
Rochelle – – –
U.K. Decomissioning – – –
U.K. Exploration / Other – (10.4) –
Total Discretionary $ – ($10.4) $ –
Total Direct U.K. CapEx ($107.2) ($123.2) ($78.2)
Capitalized G&A (5.3) (4.9) (4.9)
Total U.K. Capital Expenditure ($112.6) ($128.1) ($83.1)
Alba
Bacchus
Rochelle
Exploration
2-4 new wells per year
Water injection pipeline repair 2H’14 / 1Q’15
Conversion of production well to water injection well
in 2014
Development of western area water injection well in
2015
General maintenance only in 2016
Completion of East Well in 2014
Enhancements to Scott platform to reduce
bottlenecking in 2015
Maintenance only in 2016
Rossini exploration well in 2015 (assumes partner
covers 66% of costs)

III. U.S. Assets and Forecast

Heath
Gammon
Cody
Bakken
Mowry
Green River
Manning Canyon
Baxter
Niobrara
Niobrara / Frontier
Excello/Mulky
Mancos
Hovenweep
Gothic
Chimney Rock
Cane Creek
Cane Creek
Lewis
Pierre
Woodford
Caney
Fayetteville/
Moorefield
Monterey
McClure
Bend
Barnett
Percha
Barnett/
Woodford
Pearsall
Eagle Ford
Haynesville
Tuscaloosa
Floyd
Neal/Conasauga
Chattanooga
Huron
Devonian/
Ohio
Marcellus
Marcellus
Utica Shale
Antrim/Ellsworth
New Albany
Oil
Gas
Mixed

Confidential
Subject to FRE 408
Overview of Endeavour’s U.S. Assets and Development Strategy
U.S. 4Q 2013 totals
________________________________________________
Note: Acreage as of 9/30/2013.
Source: Company presentation (April 8, 2014), partner filings, and press releases.
Heath
Hold acreage but delay development
Evaluate Statoil results
Marcellus
Advance
proof of
concept
Funded by JV
Partner
Haynesville
Defer dry gas development
Niobrara/Frontier
Wiley type curve highly promising
Seek partner to test acreage further
442,600 gross / 109,000 net acres
Average of 6 mmcfe/d net
production
Working
Interest Operating Partners
Haynesville 50.0% J-W (50%)
Marcellus 50.0% JV Partner
Heath 25.0% JV with Two Independent
Montana Producers (75%)
Others 75.0% Retamco (25%)

Confidential
Subject to FRE 408
Endeavour – NW Colorado Niobrara Opportunity
Pursuing liquids-rich, Stacked Niobrara / Frontier plays
in the Piceance Basin, NW Colorado
Play 1: Wiley (3-5N – 97W)
25,000 gross / 17,000 net acreage
Gas + liquids play via multi-stage fracs
Identified key wells with volatile oil maturity in
brittle, over-pressured rock
Captured lands just downdip into wet gas window
Play 2: Hunter/Garvey (8S – 100-101W)
15,000 gross / 11,000 net ac F/I
Volatile oil play
Targeted structure with open fractures
Frontier Ss ‘carrier bed’ to enhance production
Rangely
Niobrara
15 mmbo
Buck Peak Niobrara
trend
20–30 mmbo
WPX 16 mmcf/d
Niobrara well
Encana’s Orchard
Niobrara gas development
Wiley Prospect
Pilot drilled, cored 7/13
Hunter-Garvey Prospect
Cored pilot 9/13
Structure on top Rollins Ss, c.i. 500’
NBRR Petroleum System: Proven HC productive areas
Oil window
Wet gas window
Dry gas window
Piceance
Basin
Colorado
________________________________________________
Source: Company presentation (April 8, 2014).

WET GAS
WET
OIL
WET
WET
DRY GAS
WET
OIL
WET GAS
DRY GAS
OIL
DRY GAS
WET
WET GAS
OIL
WET

Confidential
Subject to FRE 408
Piceance Basin Niobrara – Industry Activity
Axia / Oxy
Mesa / WPX
Whiting
Encana
Black Hills
Endeavour Project Areas
Wiley (W) and Hunter / Garvey (H)
(Structure on top Rollins Ss, c.i. 500’)
________________________________________________
Source: Company presentation (April 8, 2014).
Area Participants
Buck Peak trend
20-30 mmbo
Winter Valley
80 mbo
WPX 16 mmcf/d
Niobrara well
Rangely
15 mmbo
W
H

Warren
McKean
Potter
Tioga
Forest
Cameron
Elk
Clinton
Lycoming
Jefferson
Clearfield
Centre
Union

Confidential
Subject to FRE 408
Marcellus Industry Activity in END Play Area
Reported Marcellus EURs 6–8+ Bcf
Seneca – N. Cameron County
•
5500’ laterals, 37–stage fracs
•
IP’s 7–11 mmcf/d
•
EUR’s 6–8 bcf
•
Targeting < $6–7 million CWC’s (full pad
development)
EOG / Seneca – Northern Clearfield Co.
•
Recent IP’s 7–9+ mmcf/d
PGE / Exxon – SE McKean County
•
5000’–7600’ laterals
•
IP’s 6–9 mmcf/d END           EOG        Seneca        Ultra      PGE/Exxon
Seneca Geneseo
Seneca Utica well
EOG
PGE long laterals
7000+’ 5000+’
Isopach of Marcellus Shale, c.i. = 50’
Seneca 6–8 bcf
________________________________________________
Source: Company presentation (April 8, 2014).

TGP
Dominion
McKean Co.
Cameron Co.
Elk Co.
Potter Co.
NFG
Cameron
Somerset
NFGD
Endeavour
EQT 2014
NFG
Dominion
Endeavour 100%
State Forest Lands
State Gamelands

Confidential
Subject to FRE 408
Pennsylvania Marcellus Assets
In October 2013, closed a 50% sale / joint venture
with Samson Exploration, LLC
•
Provides development capital for Daniel Project
“proof of concept”
27,000 net acres (majority held by production), END-
operated
400–600+ bcfe net resource potential
1 tcf potential including adjacent state land
5 producing wells with 3 horizontal wells waiting on
completion
10 mmcf/d of take-away capacity on the EQT line
available by mid-year
________________________________________________
Source: Company presentation (April 8, 2014).

Confidential
Subject to FRE 408
U.S. Financial Forecast
________________________________________________
Note: Assumes that NOL balances offset taxes.
($ in millions, except volumes) 2014 2015 2016
U.S. Oil Revenue $0.3 $4.0 $7.3
U.S. NGL Revenue 0.0 1.7 2.9
U.S. Gas Revenue 10.5 15.4 18.7
Total U.S. Revenue $10.9 $21.1 $28.8
Operating Expense (7.6) (7.3) (8.4)
Gross Profit $3.4 $13.8 $20.5
Gross G&A $ (12.3) $ (12.1) $ (12.1)
Allocation to OpEx / Capitalized G&A 10.3 10.1 10.1
Net G&A $ (2.0) $ (2.0) $ (2.0)
U.S. EBITDA $1.4 $11.8 $18.5
Corporate Taxes – – –
U.S. CapEx (22.0) (39.3) (39.3)
Working Capital – – –
U.S. Unlevered Free Cash Flow ($20.7) ($27.5) ($20.8)
Total Production (BOE/D) 1,215           1,970           2,461
Production (Barrels)
Oil Production (BBL) 3,855           44,270         81,209
NGL Production (BOE) 701              25,513         42,468
Gas Production (MMCF) 2,639,811     3,887,652    4,660,862
Total US Production (BOE) 444,524       717,725       900,487
Price
Oil ($/BBL) $90.27 $90.01 $90.00
NGL ($/BOE) $67.50 $67.50 $67.50
Gas ($/MMCF) $3.99 $3.96 $4.00
Memo:
Marcellus – Advance proof of concept through
Samson JV
Complete EQT pipeline in 2014
3 new wells per year in 2014 -2016
Production growth following new wells in 2014-
2016 developed through Samson JV
Piceance – Seek partner to test acreage
Complete Wiley and develop straight-hole at
Hunter Garvey
4 new wells in each of 2015, 2016
Production increases during forecast period
following further development
Haynesville – Defer dry gas development
No additional well development
Production declines throughout forecast period,
with 2016 production falling to 67% of 2015
production
Pricing/ Costs
Flat commodity pricing forecasted throughout
projection period

Confidential
Subject to FRE 408
U.S. Capital Expenditure Detail
($ in millions) 2014 2015 2016
Non-Discretionary
Marcellus ($5.9) ($14.8) ($14.8)
Piceance (10.0)          (15.0)        (15.0)
Haynesville -                 (3.5)          (3.5)
Total Non-Discretionary ($15.9) ($33.3) ($33.3)
Discretionary
Marcellus $ – $ – $ –
Piceance (1.0) (1.0) (1.0)
Haynesville – – –
Total Discretionary ($1.0) ($1.0) ($1.0)
Total Direct U.S. CapEx ($16.9) ($34.3) ($34.3)
Capitalized G&A (5.2)            (5.0)          (5.0)
Total U.S. Capital Expenditure ($22.0) ($39.3) ($39.3)
Marcellus
3 new wells in 2014 with costs carried by Samson
3 new wells per year in 2015 and 2016 with costs shared
with Samson
Piceance
Complete Wiley and develop straight-hole at Hunter
Garvey (with partner) in 2014
4 new wells in each of 2015, 2016, developed with partner
paying 50%
Additional $1mm per year discretionary seismic CapEx
Haynesville
$3.5mm/year commitment to JW in 2015/2016 for re-
completions

Confidential
Subject to FRE 408
Key Business Highlights
Strong operating momentum on a go-forward basis:
Strong growth in production with proven operating margins
•
2013 production 9,922 boe/d represents a 26% year-over-year increase
•
Q2’14 physical production 12,879 boe/d
•
Brent crude oil and European natural gas exposure generate exceptional operating margins
Opportunities to further grow UK production
•
Potential to increase Scott platform capacity in the future
•
Promising future developments at Rossini and Mabry
•
Alba infield drilling opportunities and resolution of water injection issues provide steady cash flow
Future upside through US portfolio
•
Positive results in Colorado
•
JV partnership with Samson to develop Marcellus

IV. Capital Structure Discussion

Confidential
Subject to FRE 408
Restructuring Objectives
Maximize value
Protect the assets
Avoid liquidity shortfall
Minimize restructuring costs
Delever the capital structure
Reduce cost of capital
Increase cash flow after debt service
Cushion to protect the business
Cash flow to invest in existing opportunities
1
2
3
4

Confidential
Subject to FRE 408
Existing Capital Structure
________________________________________________
Source: Company filings.
Note: Debt balances as of 9/30/14.
(1) Term Loan, Procurement Agreement and 6.5% Convertible Bond mature October 2015 if 7.5% and 5.5% Convertible Bonds are not refinanced or extended.
(2) Assumes LTM 1Q 2014 EBITDA of $217.3 million.
(3) Libor floor of 1.25%.
($ in mm) Book
Maturity Interest Rate Principal
EBITDA x
(2)
Term Loan
Nov-17 (Oct-15
(1)
) L+700
(3)
$ 125.0
Monetary Production Payments Various 9.8% 150.0
$90mm Procurement Agreement (Contingent)
Nov-17 (Oct-15
(1)
)
L+700
(3)
-
Total EEUK Debt and Claims $ 275.0 1.3x
First Priority Notes Mar-18 12.0% 404.0
Second Priority Notes Jun-18 12.0% 150.0
Total Secured Debt $ 829.0 3.8x
Convertible Unsecured Notes Jul-16 5.5% $ 135.0
Convertible Unsecured Bonds
Nov-17 (Oct-15
(1)
)
6.5% 17.5
Convertible Unsecured Bonds Jan-16 7.5% 82.9
Total Debt $ 1,064.4 4.9x
Series C Preferred 4.5% $ 37.0
Series B Preferred 4.5% 3.9
Common Equity: $0.57 per share as of 09/04/14 28.5
Total Capitalization $ 1,133.8 5.2x

Confidential
Subject to FRE 408
Endeavour Interest Burden
($ in millions) Status Quo Cash Flow
2014 2015 2016
UK Unlevered FCF $123.8 $125.4 $144.0
UK Interest (32.4) (32.4) (32.4)
UK Levered FCF $91.4 $93.0 $111.6
US Unlevered FCF (20.7) (27.5) (20.8)
US Interest (76.9) (76.9) (76.9)
US Levered FCF ($97.6) ($104.4) ($97.7)
Total Levered FCF ($6.1) ($11.4) $13.8
Status Quo Interest Face Rate Cost
UK Creditors
MPPs 150.00 9.77% $ 14.7
Term Loan 125.0        L + 700 10.3
LC Facility ($90mm) -                 L + 700 7.4
UK Total $ 275.0 $ 32.4
US Creditors
Sec. First Priority Notes $ 404.0 12.00% $ 48.5
Sec. Second Priority Notes 150.0        12.00% 18.0
Convert. Unsec. Notes (5.5%) 135.0        5.50% 7.4
Convert. Unsec. Bonds (6.5%) 17.5           6.50% 1.1
Convert. Unsec. Bonds (7.5% PIK) 82.9           7.50% -
Preferred Equity (Series B & C) 40.9           4.50% 1.8
US Total $ 830.4 $ 76.9
Total $ 1,105.4 $ 109.3

Confidential
Subject to FRE 408
Corporate Structure
________________________________________________
Note: Dollar amounts represents face value as of 9/30/14 and excludes any accrued interest or OID.
(1) EIC has issued secured guarantees of both the Cidoval MPP and the Sand Waves MPP.  EOC has issued a secured guaranty of only the Sand Waves MPP.
(2) $125.0mm intercompany is guaranteed by EIC.
(3) $500.0mm intercompany is subject to payment subordination in favor of Term Loan and LC Facility.
$40.9mm Series B & C Preferred
U.S. Issued Debt
$404.0mm March 2018 12% Notes
$150.0mm June 2018 12%Notes
$135.0mm 5.5% 2016 Converts
$82.9mm 7.5% 2016 Converts
Endeavour Energy U.K. Limited
(English/Welsh Corp.)
Endeavour International
Corporation (NV)
(2)
Endeavour North Sea Limited
(English/Welsh Corp.)
Endeavour Energy
Luxembourg S.à r.l. (Lux. Corp.)
$125.0mm  Term Loan
$90.0mm LC Facility
$150.0mm Monetary Production
Payments
European Issued Debt
Endeavour Energy North Sea,
L.P. (DE)
Intercompany
Note
($500.0mm)
(3)
Intercompany Note ($82.9mm)
Endeavour Operating
Corporation (DE)
(65% Pledge of Capital Stock)
Secured Issuer/Borrower
Unsecured Issuer/Borrower
Unsecured Guarantor
Lien
Claim Type
Equity
Secured Guarantor
Endeavour International
Holding B.V. (Netherlands)
Intercompany
Note
($125.0mm)
(2)
Endeavour Colorado Corp.
(DE)
$17.5mm 6.5% 2017 Converts
END Finco LLC (DE)
Endeavour Energy New
Ventures Inc. (DE)
END Management Company
(DE)
Endeavour Energy North Sea
LLC (DE)
Endeavour Energy Netherlands
B.V. (Netherlands)
99.9%
LP
0.1%
GP
(1)
(1)

Confidential
Subject to FRE 408
Monetary Production Payment – Repayment Schedule
The following chart outlines the timing profile of the Company’s remaining MPP payments.
MPP Payments
($ in millions)
________________________________________________
Note: Includes both principal and interest payments.
$10 $10 $10
$55
$54
$12
$21
$10
$-
$10
$20
$30
$40
$50
$60
Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16

www.endeavourcorp.com Confidential Subject to FRE 408